                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): March 18, 2003





                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)




            DELAWARE                    1-16417                 74-2956831
  (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)             File Number)          Identification No.)



          ONE VALERO PLACE                                        78212
         SAN ANTONIO, TEXAS                                     (Zip Code)
(Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On March 18, 2003, Valero Energy Corporation contributed to Valero Logistics Operations, L.P., a 100%-owned operating subsidiary of Valero L.P.,
(i) 58 crude oil and intermediate feedstock storage tanks and related assets with an aggregate storage capacity of approximately 11.0 million barrels (the "Tank Assets") for $200 million in cash and (ii) Valero Energy's South Texas pipeline system and related terminals (the "South Texas Pipeline System") for $150 million in cash.

         The Tank Assets consist of all of the tank shells, foundations, tank valves, tank gauges, pressure equipment, temperature equipment, corrosion protection, leak detection, tank lighting and related equipment and appurtenances associated with the specified crude oil storage tanks and intermediate feedstock storage tanks located at Valero Energy's West plant of the Corpus Christi refinery in Corpus Christi, Texas, Texas City refinery in Texas City, Texas, and Benicia refinery in Benicia, California.

         The South Texas Pipeline System includes three intrastate pipeline systems -- the Houston pipeline system with 105,000 barrels per day of capacity, the Valley pipeline system with 27,100 barrels per day of capacity and the San Antonio pipeline system with 24,000 barrels per day of capacity in its north segment and 15,000 barrels per day in its south segment. These common carrier refined product pipelines connect Valero Energy's Corpus Christi and Three Rivers refineries to the Houston, San Antonio and Rio Grande Valley, Texas markets. There are also five refined product terminals along these pipeline systems and one asphalt terminal.

         Valero L.P. intends to use the Tank Assets and the South Texas Pipeline System for the same purposes they were used prior to their acquisition.

         Valero Energy, through its wholly owned subsidiaries, currently owns an aggregate 47.5% limited partner interest in Valero L.P. In addition, Valero Energy owns and controls Valero L.P.'s general partner, Riverwalk Logistics, L.P., which owns the 2% general partner interest in Valero L.P. and has incentive distribution rights giving it higher percentages of Valero L.P.'s quarterly cash distributions as various target distribution levels are met. Four of the seven members of the board of directors of Valero GP, LLC, the general partner of Riverwalk Logistics, L.P., are also officers and/or directors of Valero Energy. The executive officers of Valero GP, LLC are also officers and/or employees of Valero Energy. Valero Energy is also Valero L.P.'s primary customer for its pipelines and its terminalling operations and accounted for 99% of Valero L.P.'s revenues for the year ended December 31, 2002.

         The terms of the Tank Assets and South Texas Pipeline System contributions were determined through negotiations between representatives of Valero Energy, acting on its own behalf, and the independent conflicts committee of the board of directors of Valero GP, LLC, the general partner of Valero L.P.'s general partner, acting on behalf of Valero L.P. The independent conflicts committee, which was represented by its own independent legal and financial advisors, approved the Tank Assets and South Texas Pipeline System contributions based in part on an opinion from its financial advisor that the consideration to be paid by Valero L.P. pursuant to the transaction agreements related to each of the contributions was fair, from a financial point of view, to Valero L.P. and its public unitholders.

         Valero L.P. financed the contributions with the proceeds from a public offering of 5,750,000 common units (the "Common Unit Offering"), which resulted in net proceeds to Valero L.P. of approximately $202.3 million, and a portion of the proceeds from a private placement of $250 million aggregate principal amount of Valero Logistics' 6.05% senior notes due 2013, as well as $7.3 million of cash on hand and $25.0 million of borrowings under Valero Logistics' revolving credit facility. With the remainder of the proceeds, and immediately prior to the consummation of the contributions, Valero L.P. redeemed 3,809,750 of its common units representing limited partner interests from a wholly owned subsidiary of Valero Energy for approximately $134.1 million, or $35.19 per common unit, which was equal to the net proceeds per common unit Valero L.P. received in the Common Unit Offering, before expenses.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of the business acquired.

         Audited financial statements for the Valero South Texas Pipeline and Terminal Business as of December 31, 2002 and for the year ended December 31, 2002, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)      Pro forma financial information.

         Pro Forma combined financial statements for Valero L.P. and subsidiaries as of December 31, 2002 and for the year ended December 31, 2002 is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------
         2.1               Contribution Agreement, dated as of March 6, 2003,
                           among Valero Refining Company - California, UDS
                           Logistics, LLC, Valero L.P., Valero GP, Inc. and
                           Valero Logistics Operations, L.P. (Incorporated by
                           reference from Exhibit 10.13 of Valero L.P.'s Annual
                           Report on Form 10-K for the Year ended December 31,
                           2002 (File No. 001-16417) filed on March 10, 2003).

         2.2 First Amendment to Contribution Agreement, dated as of March 14, 2003, among Valero Refining Company -
                           California, UDS Logistics, LLC, Valero L.P., Valero
                           GP, Inc. and Valero Logistics Operations, L.P. (filed herewith).

         2.3 Contribution Agreement, dated as of March 6, 2003, among Valero Refining - Texas, L.P., UDS Logistics,
                           LLC, Valero L.P., Valero GP, Inc. and Valero
                           Logistics Operations, L.P. (Incorporated by reference from Exhibit 10.14 of Valero L.P.'s Annual Report on
                           Form 10-K for the Year ended December 31, 2002 (File
                           No. 001-16417) filed on March 10, 2003).

         2.4 First Amendment to Contribution Agreement, dated as of March 14, 2003, among Valero Refining - Texas,
                           L.P., UDS Logistics, LLC, Valero L.P., Valero GP,
                           Inc. and Valero Logistics Operations, L.P. (filed herewith).

         2.5 Contribution Agreement, dated as of March 6, 2003, among Valero Pipeline Company, UDS Logistics, LLC,
                           Valero L.P., Valero GP, Inc. and Valero Logistics
                           Operations, L.P. (Incorporated by reference from Exhibit 10.15 of Valero L.P.'s Annual Report on Form
                           10-K for the Year ended December 31, 2002 (File No.
                           001-16417) filed on March 10, 2003).

         23.1              Consent of Ernst & Young LLP. (filed herewith).

         99.1 Financial Statements of Valero South Texas Pipeline and Terminal Business as of and for the year ended
                           December 31, 2002. (filed herewith).

         99.2 Pro Forma Combined Financial Statements as of and for the year ended December 31, 2002. (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Valero L.P.

                                   By:    Riverwalk Logistics, L.P.
                                          its general partner

                                          By:  Valero GP, LLC
                                               its general partner


Dated:   April 2, 2003                         By:    /s/  Bradley C. Barron
                                                    ---------------------------
                                               Name:  Bradley C. Barron
                                               Title: Corporate Secretary

                               INDEX TO EXHIBITS


         Exhibit No.       Description
         -----------       -----------
         2.1               Contribution Agreement, dated as of March 6, 2003,
                           among Valero Refining Company - California, UDS
                           Logistics, LLC, Valero L.P., Valero GP, Inc. and
                           Valero Logistics Operations, L.P. (Incorporated by
                           reference from Exhibit 10.13 of Valero L.P.'s Annual
                           Report on Form 10-K for the Year ended December 31,
                           2002 (File No. 001-16417) filed on March 10, 2003).

         2.2 First Amendment to Contribution Agreement, dated as of March 14, 2003, among Valero Refining Company -
                           California, UDS Logistics, LLC, Valero L.P., Valero
                           GP, Inc. and Valero Logistics Operations, L.P. (filed herewith).

         2.3 Contribution Agreement, dated as of March 6, 2003, among Valero Refining - Texas, L.P., UDS Logistics,
                           LLC, Valero L.P., Valero GP, Inc. and Valero
                           Logistics Operations, L.P. (Incorporated by reference from Exhibit 10.14 of Valero L.P.'s Annual Report on
                           Form 10-K for the Year ended December 31, 2002 (File
                           No. 001-16417) filed on March 10, 2003).

         2.4 First Amendment to Contribution Agreement, dated as of March 14, 2003, among Valero Refining - Texas,
                           L.P., UDS Logistics, LLC, Valero L.P., Valero GP,
                           Inc. and Valero Logistics Operations, L.P. (filed herewith).

         2.5 Contribution Agreement, dated as of March 6, 2003, among Valero Pipeline Company, UDS Logistics, LLC,
                           Valero L.P., Valero GP, Inc. and Valero Logistics
                           Operations, L.P. (Incorporated by reference from Exhibit 10.15 of Valero L.P.'s Annual Report on Form
                           10-K for the Year ended December 31, 2002 (File No.
                           001-16417) filed on March 10, 2003).

         23.1              Consent of Ernst & Young LLP. (filed herewith).

         99.1 Financial Statements of Valero South Texas Pipeline and Terminal Business as of and for the year ended
                           December 31, 2002. (filed herewith).

         99.2 Pro Forma Combined Financial Statements as of and for the year ended December 31, 2002. (filed herewith).